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                                                               Exhibit 10.8.3

                           MORTGAGE AND SECURITY AGREEMENT

    This Mortgage and Security Agreement ("Mortgage") is made as of this 26th day of June, 1997, by GTC MASON LABORATORIES, INC. ("Mortgagor"), a Massachusetts corporation with a mailing address of 57 Union Street, Worcester, MA 01608 to the EMERGING TECHNOLOGY FUND of the GOVERNMENT LAND BANK, doing business as MASSDEVELOPMENT ("Lender"), a Massachusetts body politic and corporate created by Chapter 212 of the Acts of 1975, as amended, having offices at 75 Federal Street, Boston, Massachusetts 02110, as Mortgagee.

    In consideration for and to secure payment and performance to Lender of all of the Obligations, as that term is defined in subparagraphs (a) through
(g) below, Mortgagor has granted, bargained and sold, conveyed, aliened, released, assigned, transferred, mortgaged and confirmed, granted a security interest in and set-over and by these presents does hereby grant, bargain and sell, convey, release, assign, transfer, mortgage and confirm unto Lender, its successors and assigns, forever WITH MORTGAGE COVENANTS:

    ALL THAT CERTAIN real estate known and designated as 55 Union Street, Worcester, County of Worcester, State of Massachusetts, all as more particularly described on Exhibit "A" attached hereto, incorporated herein by this reference and made a part hereof (hereinafter collectively referred to as the "Premises");

    TOGETHER WITH all right, title and interest of Mortgagor in and to all of the following, whether now-owned or hereafter acquired (collectively, along with the Premises, hereinafter referred to as the "Mortgaged Property"):

         (i) present and future structures, buildings, improvements, common areas, streets, lanes, sidewalks, alleys, passageways, passages, ways and public places, open or proposed, on or adjoining the Premises, rights-of-way, public or private, waters, watercourses, strips and gores of land, estates, liberties, privileges, interests, hereditaments and appurtenances whatsoever belonging to or in any way made appurtenant to the Premises; all easements and covenants now existing or hereafter created for the benefit of the Mortgagor or any subsequent owner or tenant of the Premises or over ground adjoining the Premises and all rights to enforce the maintenance thereof; all other rights, liberties and privileges of whatsoever kind or character including, without limitation, any rights in and to any land lying in the bed of any street, road or avenue, open or proposed, or in front of or adjoining the Premises; and all reversions and remainders, claims and demands whatsoever; the air space above and the right to use the air space above the Premises, and the drainage, crops, timber, agricultural, horticultural, mineral, water, oil and gas rights with respect thereto, at law or in equity;

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         (ii)      All now existing or hereinafter issued licenses, permits
or agreements, with, from or of any and all governmental or other boards, bureaus, or instrumentalities, public utilities, agencies or departments relating to the Premises or any business conducted by Mortgagor thereon, or the use or occupancy of all or any part thereof ("Licenses and Permits");

         (iii) All tools, parts, fixtures, appliances, machinery, and equipment of any nature whatsoever, and other articles of personal property now or hereafter owned or acquired by Mortgagor which are now or at any time hereafter installed in, attached to or situated in or upon the Premises or in, on or in connection with any buildings and improvements now or hereafter erected thereon, or used or intended to be used in connection with the Premises or in the operation of any buildings and improvements now or hereafter erected thereon, or in the operation or maintenance of any such building and improvement situate thereon or any business of Mortgagor conducted thereon, whether or not the personal property is or shall be affixed thereto, including but not limited to all furniture, furnishings, apparatus, trade fixtures, inventory, goods, appliances, screens, storm and screen doors, awnings, window shades, venetian blinds, floor coverings, carpeting and other furnishings and other personal property of every kind and nature whatsoever; motors, elevators, escalators, fittings, radiators, gas ranges, ice boxes, compressors, mechanical refrigerators, couplings, communication equipment, computer facilities and equipment, storage tanks, drums and containers (including all rights of Mortgagor as lessee of any of the foregoing), plumbing, heating, lighting, cooking, laundry, ventilating, air conditioning, air cooling and refrigerating equipment and systems, furnaces, boilers, oil and gas burners, pipes, conduits, pipelines, engines, sprinkler and security equipment and systems, incinerating equipment and systems and fire fighting equipment and systems; and all renewals, replacements or articles in substitution of any of the foregoing, whether or not the same are or shall be attached to the Premises or any buildings or improvements thereon in any manner, and all accessories, parts or accessions thereto now or hereafter owned or acquired by Mortgagor or in which Mortgagor has or may acquire an interest, and all products and proceeds thereof;

         (iv) All building materials, building machinery and on building equipment now or hereafter delivered on site to the Premises arising out of or in connection with the construction of or reconstruction of, or rehabilitation or remodeling to, any buildings or improvements now or hereafter located on the Premises;

         (v) All right, title and interest of Mortgagor in and to all leases or subleases covering all or any part of the Premises and Mortgaged Property or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Mortgagor thereunder including, without limitation, all present and future rents, receipts, issues, and/or profits, and all other existing and future accounts receivable or contract rights (including any right to payment, thereunder, whether or not earned by performance) of any nature arising out of the Premises and Mortgaged Property or from the sale or lease of any property, goods or materials or from the rendering of services including, but not limited to, the lease of all or a portion of the Premises or the operation of any income producing facility on the Premises (all of such proceeds, receipts and income are hereinafter collectively referred to as the "Income and Rents" and all such rights are hereinafter referred to individually as an "Account Receivable" and collectively as "Accounts Receivable") and any other income of any and all

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kinds (including deposits) belong to or in any way pertaining to the Premises or any income producing facility now or hereafter on the Premises (including without limitation all Accounts and other amounts receivable in connection with any income producing facility now located on the Premises); all rights of payment, cash or security deposits, advance rentals, and deposits or payment of similar nature;

         (vi) All right, title and interest of Mortgagor in and to all options to purchase or lease the Mortgaged Property or any portion thereof or interest therein, and any greater estate in the Premises owned or hereafter acquired by Mortgagor;

         (vii) All awards and other compensation heretofore and hereafter to be made to Mortgagor for any taking by eminent domain, either permanent or temporary, of all or any part of the Premises or any easement or appurtenance thereof or thereto including, without limitation, special and consequential damages, which said awards and compensation are hereby assigned to Lender, and Mortgagor does hereby appoint Lender, and any of Lender's officers, its attorney-in-fact coupled with an interest and authority, and directs and empowers such attorney effective following an Event of Default, at the option of such attorney, on behalf of the Mortgagor, its successors and assigns, following consultation with Mortgagor to adjust or compromise the claim for any such award and to collect and receive the proceeds thereof;

         (viii) All insurance policies covering the Premises and, following an Event of Default, all proceeds of any unearned premiums on any such insurance policies including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

         (ix) Any securities or guarantees held by Mortgagor with respect to any of the Accounts Receivable, Licenses and Permits and leases and subleases of the Premises, or any part thereof, and any notes, drafts, acceptances, chattel paper, documents or other instruments evidencing the same;

         (x) The right, in the name and on behalf of itself or, following consultation with Mortgagor, the Mortgagor, to appear in or defend any action or proceeding brought with respect to the Premises (including, without limitation, any condemnation or arbitration proceedings), and to commence any action or proceeding to protect the interest of the Lender in and to the Mortgaged Property; and

         (xi) All personal property of Mortgagor now or hereafter comprising or located in, on or about the Mortgaged Property or used or useful in any business now or hereafter conducted thereon, including without limitation, all goods, equipment, furniture, inventory, machinery, money, accounts, contracts, contract rights, notes, general intangibles, fixtures, instruments, documents and chattel paper, whether now owned or hereafter acquired, together with all replacements and substitutions therefor, and additions thereto and cash and non-cash proceeds (including insurance proceeds and proceeds of proceeds) thereof.

    TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Lender, its successors and assigns, to its own use, forever.

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    PROVIDED, ALWAYS, that this instrument is upon the express condition that if Mortgagor satisfies all of the Obligations, as hereinafter defined, in accordance with the provisions of the Financing Agreements, as hereinafter defined, and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and if all the agreements, conditions, covenants, provisions and stipulations contained therein and in this Mortgage are fully performed and complied with, then this Mortgage and the estate hereby granted shall cease, determine and become void. This Mortgage covers, among other things, all present and future advances made pursuant to this Mortgage and the Financing Agreements which future advances shall relate back to the date of this Mortgage.

    As used in this Mortgage, "Obligations" means any or all of the following indebtedness, liabilities and obligations of Mortgagor to Lender and any replacements or substitutions thereof:

    (a) The existing and future debts, liabilities and obligations of Mortgagor to Lender including, without limitation, those evidenced by that certain Promissory Note of even date herewith in the original principal sum of Five Million ($5,000,000.00) Dollars executed and delivered by Mortgagor to Lender and all interest and costs due thereon, payable as provided therein, together with all amendments, extensions, renewals now or hereafter made thereto and any amounts which may be recharged or reloaned from time to time (all of which indebtedness shall be secured by this Mortgage with the lien priority hereof to the full extent permitted by Massachusetts law (hereinafter referred to as the "Note").

    (b) The repayment of all sums now or hereafter advanced by Lender to or for the benefit of Mortgagor including, without limitation any overdrafts and/or overadvances now or hereafter made, together with applicable interest thereon;

    (c) Any and all existing and future indebtedness, liabilities and obligations of Mortgagor to Lender whether incurred directly or indirectly or absolutely or contingently, including those of surety, endorser, guarantor, or otherwise, of any nature whatsoever and out of whatever transactions arising;

    (d) Performance by Mortgagor hereunder, under the Note and in any other instruments, agreements and documents executed and/or delivered in connection herewith and therewith, and any other existing or future instruments, agreements or documents executed and/or delivered by and/or between Mortgagor and Lender as now or hereafter amended (collectively, along with the Note herein referred to as the "Financing Agreements");

    (e) Performance by Mortgagor of all warranties, representations, covenants and agreements set forth in this Mortgage;

    (f) The costs of curing any Event of Default set forth in this Mortgage or in the Financing Agreements which the Lender elects to cure; and

    (g) The costs and expenses including, without limitation, reasonable attorneys' fees and disbursements, incurred by Lender in enforcing any of the Obligations.

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    MORTGAGOR REPRESENTS, COVENANTS AND WARRANTS to and with Lender that, until the Obligations secured hereby are fully performed and indefeasibly paid in full in cash:

    1. Payment and Performance. Mortgagor shall pay to Lender, in accordance with the terms of the Note, the Financing Agreements and this Mortgage, the principal, interest and other sums therein and herein set forth; shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of the Note, the Financing Agreements and this Mortgage; and Mortgagor shall timely perform all obligations and duties as landlord under any lease of all or any portion of the Mortgaged Property now or hereafter in effect.

    2. Warranty of Title. Mortgagor warrants that Mortgagor possesses good and marketable fee simple title to the Mortgaged Property, subject to no lien, charge or encumbrance of any nature except for those title exceptions listed in the mortgage title insurance policy approved by and issued to Lender insuring the priority of the lien of this Mortgage. Mortgagor shall provide such title and all of its rights in and to the Mortgaged Property and shall preserve such title and all of its rights in and to the Mortgaged Property and shall forever warrant and defend the validity and priority of the lien hereof against the claims of all persons or entities whatsoever. Mortgagor further warrants that Mortgagor has all power and authority and capacity to mortgage the Mortgaged Property to Lender and to grant a lien on and security interest therein in the manner set forth herein.

    3. Maintenance of Mortgaged Property. Mortgagor shall keep and maintain or cause to be kept and maintained the Mortgaged Property including all buildings and improvements now or at any time hereafter erected on the Premises and the sidewalks and curbs abutting them, in good order and condition and in a rentable and tenantable state of repair, and will promptly make or cause to be made, as and when necessary, all repairs, renewals and replacements, structural and nonstructural, exterior and interior, ordinary and extraordinary, foreseen and unforeseen. Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property; shall not cause or permit any building or improvement upon the Premises to be removed or demolished or structurally altered without the prior written consent of Lender; and shall not permit the Mortgaged Property to become deserted or abandoned.

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    4.   Insurance.

         (a) Mortgagor shall keep the Mortgaged Property continuously insured to the extent of its full insurable value, but in any event not less than that amount to which any co-insurance provisions would apply, and not less than the full replacement amount of the building and any improvements thereon, against loss or damage by fire, with extended coverage and coverage against loss or damage by theft, vandalism, malicious mischief, sprinkler leakage, earthquake, boiler, machinery and flood, unless Mortgagor can demonstrate the property is located outside a flood hazard area, and against other hazards as Lender may reasonably require from time to time. Mortgagor shall keep the Boiler and Machinery insurance coverage with a limit equal to the greater of $1,000,000.00 or twenty-five percent (25 percent) of the one hundred percent (100 percent) replacement cost of the building and any improvements unless Mortgagor can demonstrate that the property policy carries coverage for a steam boiler explosion in which case Mortgagor must carry coverage in the amount of the value of the steam objects. Mortgagor shall also maintain comprehensive general liability insurance (including products and completed operations and personal injury and property damage, rental loss and workmen's compensation insurance in such total amounts as Lender may reasonably require from time to time. In connection with any construction, remodeling, and rehabilitation work now or hereafter on the Mortgaged Property, Mortgagor shall keep applicable insurance in effect.

         (b) All original policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Lender, shall be in form and content satisfactory to Lender, shall be issued by companies satisfactory to Lender, shall at all times be maintained in full force and effect, shall be assigned to Lender, with premiums prepaid, as additional collateral security for payment of the Obligations, shall be endorsed with a standard mortgagee, loss payee or additional insured clause, as applicable, in favor of Lender, shall not be subject to contribution, and shall provide for at least sixty (60) days' notice to Lender of cancellation or modification in coverage, and shall insure Lender notwithstanding any act or negligence on the part of Mortgagor.
 Mortgagor shall provide Lender with at least twenty (20) days' notice for non-payment of any insurance premium. At least sixty (60) days prior to the expiration date of any insurance policy Mortgagor shall deliver to Lender satisfactory evidence of the renewal of all such insurance. In the event Mortgagor employees a property management company, said property management company shall be named as an additional insured.

         (c) If the insurance, or any part thereof, shall expire, be canceled, become void or voidable by reason of Mortgagor's breach of any condition thereof, or if for any reason whatever the insurance shall be unsatisfactory to Lender, Mortgagor shall within five (5) days of Lender's notice to Mortgagor, place new insurance on the Mortgaged Property reasonably satisfactory to Lender.

         (d) In the event of loss, Mortgagor will give immediate notice thereof to Lender, and Lender may make proof or proofs of loss on behalf of Mortgagor and any adjustment of a proof of loss shall require the prior written consent of Lender. Each insurance company concerned is hereby authorized and directed to make payment under such insurance, including, following an occurrence of an Event of Default, and return unearned

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premiums, directly to Lender instead of to Mortgagor and Lender jointly, and
Mortgagor hereby appoints Lender, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor. After June 26, 2002, Lender shall have the right in its sole and absolute discretion to retain and apply the proceeds of any such insurance, at its election, to reduction of the Obligations, or to restoration or repair of the property damaged. Prior to June 26, 2002, and provided that: (1) Mortgagor shall not be in default under this Mortgage or the Financing Agreements, and (2) the insurance proceeds are sufficient to restore the damaged property, Lender shall apply the proceeds of such insurance to the restoration or repair of the property damaged. Such policies of insurance and all renewals thereof are hereby assigned to Lender as additional security for payment of the Obligations and Mortgagor hereby agrees that any values available thereunder upon cancellation or termination of any of said policies or renewals, whether in the form of return of premiums or otherwise, shall be payable to Lender as assignee thereof. If Lender becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the absolute property of Lender.

    5.   Taxes and Other Charges.

         (a) Mortgagor shall pay or cause to be paid when due and payable and before interest or penalties are due thereon, without any deduction, defalcation or abatement, all taxes of any kind whatsoever (including all personal property, income, franchise, profits, sales, use, income, gross receipts, withholding taxes and any payments in lieu of real estate taxes), general and special assessments, water and sewer rents, levies, encumbrances, permits, license and inspection fees, and all other charges or claims of every nature and kind which may be assessed, levied, imposed, suffered, placed or filed at any time against Mortgagor or the Mortgaged Property or against the interests of Lender in the Mortgaged Property, (except, Mortgagor shall not be responsible for any assessments made against or due from the Mortgagee in the nature of income, franchise, profits or other taxes which are attributable to the Mortgagee solely due to its status as a mortgagee) which by any present or future law may have priority over the Obligations either in lien or in distribution out of the proceeds of any judicial sale; and Mortgagor shall produce to Lender, not later than such dates, copies of receipts (or other evidence) for the payment thereof.

         (b) Upon an Event of Default or failure to pay annual premiums for insurance, the Lender may require that, on the first day of every month, an amount equal to 1/12 of the annual premiums for such fire and extended coverage insurance, as required by Lender, and such annual real estate taxes or payments to be made in lieu of taxes which may be assessed, levied, or
imposed.   Without limiting the foregoing, the Lender, upon an Event of
Default may require Mortgagor to pay to Lender an amount equal to 1/12 of the annual amount due for water rents, sewer rents, special assessments, and any other tax, assessment, claim, lien or encumbrance which may at any time be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage, and on demand from time to time shall pay to Lender all additional sums as Lender in its discretion may deem necessary to pay such premiums and other payments, the amounts so paid to be security for such premiums and other payments and to be used in payments thereof. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Lender, and no interest shall be payable thereon. If, pursuant to any provision of this Mortgage, the whole amount of

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the Obligations becomes due and payable, Lender shall have the right at its election to apply any amounts so held against the entire indebtedness secured hereby.

    6. Compliance with Law and Regulations. Mortgagor shall comply with all laws, ordinances, regulations and orders now or hereafter in effect of all federal, state, municipal and other governmental authorities relating to the Mortgaged Property.

    7. Inspection. Lender and any persons authorized by Lender shall have the right at any time and from time to time, upon reasonable notice to Mortgage to enter the Premises to inspect and photograph its condition and state of repair and the Mortgaged Property and the records of Mortgagor with respect thereto.

    8. Declaration of No Set-Off. Within one (1) week after requested to do so by Lender, Mortgagor shall certify to Lender or to any assignee or proposed assignee of this Mortgage, in writing duly acknowledged, the amount of principal, interest and other charges then owing on the Obligations and on any obligations secured by prior liens upon the Mortgaged Property, if any, and whether there are any set-offs or defenses against them.

    9. Security Agreement. This Mortgage constitutes a security agreement under the Uniform Commercial Code and Mortgagor hereby grants Lender a lien on and a security interest in all personal property of Mortgagor now or hereafter comprising or located in, on or about the Mortgaged Property or used or useful in any business now or hereafter conducted thereon, including without limitation, all goods, equipment, furniture, inventory, machinery, money, accounts, contracts, contract rights, notes, general intangibles, fixtures, instruments, documents and chattel paper, whether now owned or hereafter acquired, together with all replacements and substitutions therefor, and additions thereto and cash and non-cash proceeds (including insurance proceeds and proceeds of proceeds) thereof. Mortgagor shall execute, deliver, file and refile any financing statement, continuation statements, or other security agreements Lender may require from time to time to confirm the lien of this Mortgage with respect to such property. Without limiting the foregoing, after an event of default hereunder, Mortgagor hereby irrevocably appoints Lender attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor. Mortgage shall not change its chief executive office without giving Lender at least sixty (60) days prior written notice thereof, which notice shall be accompanied by new financing statements executed by Mortgagor in the same form as the financing statements delivered to Lender on the date hereof except for the change of address. Upon any default or Event of Default hereunder or under any of the Financing Agreements, Lender shall have, in addition to any other rights and remedies hereunder or under said Financing Agreements, all of the rights and remedies granted a secured party under the Uniform Commercial Code with respect to all personal property. Notwithstanding any release of any or all of the property included in the Mortgaged Property which is deemed "real property", any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby and referred to above until the indefeasible repayment or satisfaction in full in cash of the Obligations of Mortgagor.

    10.  Financial Statements.

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         Mortgagor shall submit to Lender, the following statements relating to Borrower in a format which includes comparisons with the prior corresponding time period: (i) within 60 days after the end of each quarterly fiscal period, quarterly balance sheets and income statements certified as to correctness by Borrower's chief financial officer, and (ii) within 120 days after the end of Borrower's fiscal year, annual balance sheets, profit and loss statements, income statements, reconciliations of capital accounts, statements of changes in financial position and, when required by the Lender, a statement itemizing fixed asset acquisition and disposition, and an aging of Borrower's accounts payable and receivable, all of which shall be certified as to correctness by Borrower's chief financial officer for the fiscal year, without restriction as to scope. With each submission of financial statements as required under (i) and (ii) the Lender shall also certify that there are no Defaults existing under the Loan Documents. In addition, Mortgagor shall furnish to Lender such data and information (financial and otherwise) as may be required pursuant to the terms and conditions of the Financing Agreements.

    11. Required Notices. Mortgagor shall notify Lender promptly of the occurrence of any of the following:

         (a) a fire or other material casualty causing damage to all or any part of the Mortgaged Property;

         (b) receipt of notice of eminent domain proceedings or condemnation of all or any part of the Mortgaged Property;

         (c) receipt of any notice of violation, cancellation, expiration or non-renewal from any governmental authority relating to the structure, use or occupancy of the Mortgaged Property;

         (d) receipt of any notice from any tenant of all or any portion of the Mortgaged Property or any lessee of any of the Mortgaged Property relating to occupancy or the payment of rent or any breach of a lease for the Mortgaged Property;

         (e)  a change in the occupancy of the Mortgaged Property; or

         (f) commencement of any material (i.e., more than $25,000 in damages) litigation affecting the Mortgaged Property.

    12.  Condemnation.

         (a) In the event of any condemnation or taking of any part of the Mortgaged Property by eminent domain, alteration of the grade of any street, or other injury to or decrease in the value of the Mortgaged Property by any public or quasi-public authority or corporation, exercising the power of eminent domain or otherwise, all proceeds (that is, the award or agreed compensation for the damages sustained) allocable to Mortgagor, after deducting therefrom all costs and expenses (regardless of the particular nature thereof and whether incurred with or without suit) including attorney's fees incurred by Lender in connection with the collection of such proceeds, shall be paid over to Lender and applied first

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to payment of the Obligations.  No settlement for damages sustained shall be made by Mortgagor without Lender's prior written approval, which approval shall not be unreasonably withheld. Receipt by Lender of any proceeds less than the full amount of the then outstanding balance of the Obligations shall not alter or modify Mortgagor's obligations for the installments of principal, interest and other charges specified in the Note and the Financing Agreements. All proceeds so paid to or received by Lender shall be applied in the order and in the amounts that Lender, in Lender's sole discretion, may elect, to the payment of principal (whether or not then due and payable), interest, any sums secured by this Mortgage, or toward payment, after the aforesaid deductions, to Mortgagor, on such terms as Lender may specify, to be used for the sole purpose of altering, restoring or rebuilding any part of the Mortgaged Property which may have been altered, damaged or destroyed as a result of the taking, alteration of grade or other injury to the Mortgaged Property.

         (b) If prior to the receipt of the proceeds by Lender the Mortgaged Property shall have been sold on foreclosure of this Mortgage, Lender shall have the right to receive the proceeds to the extent of:

                   (i) the full amount of all such proceeds if Lender is the successful purchaser at the foreclosure sale; or

                   (ii) if anyone other than Lender is the successful purchaser at the foreclosure sale, any deficiency (as hereinafter defined) due to Lender in connection with the foreclosure sale, with interest thereon at the highest rate then payable on the Note, and reasonable counsel fees, costs and disbursements incurred by Lender in connection with collection of such proceeds of foreclosure sale and the establishment of such deficiency. For purposes of this subparagraph, the word "deficiency" shall be deemed to mean the difference between (A) the net sale proceeds actually received by Lender as a result of such foreclosure sale less any costs and expenses (including attorneys' fees) incurred by Lender in connection with enforcement of its rights under the Note, the Financing Agreements and this Mortgage and
(B) the aggregate amount of all sums which Lender is entitled to collect under the Note, the Financing Agreements and this Mortgage.

         (c) Lender shall have the right to prosecute to final determination or settlement an appeal or other appropriate proceedings in the name of Lender or Mortgagor, for which Lender is hereby appointed irrevocably as attorney-in-fact for Mortgagor, which appointment, being for security, is irrevocable. In such event, the expenses of the proceedings, including reasonable counsel fees, shall be paid first out of the proceeds, and only the excess, if any, paid to Lender shall be credited against the amounts due under the Mortgage.

    (d) Nothing herein shall limit the rights otherwise available to Lender, at law or in equity, including the right to intervene as a party to any condemnation proceeding.

    13.  Mortgages and Liens.

         (a) Without the prior written consent of Lender, Mortgagor will not voluntarily create or permit to be created or filed against the Premises, any mortgage lien or other lien or security interest inferior or superior to the lien of this Mortgage.

         (b) Mortgagor will keep and maintain the Mortgaged Property free from the claims of all persons erecting, altering, repairing buildings, structure or other improvements to the real estate or for furnishing material or rental equipment, appliances or tools in connection with the construction, reconstruction, rehabilitation or alteration of any or all buildings and improvements which are now or hereafter may be erected upon the Mortgaged Property, notwithstanding by whom such labor or materials may have been contracted except as may be expressly permitted pursuant to M.G.L. Ch. 254, -Section Symbol-2. Lender reserves the right to refuse to advance additional funds upon the recording of a Notice of Contract or other lien other than Pursuant to M.G.L. Ch. 254, -Section Symbol-2.

         (c) Mortgagor will pay promptly all requisitions for payment submitted by Mortgagor's general contractor(s), but if said general contractor has filed a Notice of Intent in no event shall any such payment be made later than twenty-five (25) days after the last day of the period stated in the General Contractors' only executed partial waiver and subordination of lien.

    14.  Leases.

         (a) Mortgagor hereby represents that there are no leases, subleases or agreements to lease all or any part of Mortgaged Property now in effect except as set forth on Exhibit "B" hereto incorporated herein by this reference and made a part hereof. Mortgagor agrees not to enter into any leases or agreements to lease all or any part of the Mortgaged Property without the prior written consent of Lender.

         (b) Mortgagor hereby assigns to Lender and grants Lender a lien on and security interest in and to all present and future leases and all of Mortgagor's right to receive payments under any existing and future leases of the Mortgaged Property or any portion thereof including the rents, receipts, issues, profits and other income of any and all kinds (including deposits) received or receivable by Mortgagor due or to become due from the sale or lease of any property, goods or materials or from the rendering of services of any nature including, without limitation the occupancy, license, rental or lease of any part of the Mortgaged Property or the operation of any income facility on Mortgaged Property, as further security for the payment of the Obligations. Mortgagor grants to Lender the right to enter upon and take possession of the Mortgaged Property for the purpose of collecting the same and to let or relet the Mortgaged Property or any part thereof, and to apply the rents, issues, receipts, profits and other income of any and all kinds (including deposits) or any other amounts received or receivable by Mortgagor, due or to become due from the sale or lease of any property, goods or materials or from the rendering of services of any nature including, without limitation, the occupancy, license, rental or lease of any part of the Mortgaged Property or the operation of any income facility on the Mortgaged Property, or after payment of all necessary charges and expenses, on account of the Obligations. This assignment and grant shall continue in effect until all the Obligations are paid and performed in full. Notwithstanding the foregoing, so long as no Event of Default has occurred, Mortgagor is authorized to collect and receive said rents, receipts, issues, profits and other income which authorization shall cease immediately upon the occurrence of the Event of Default. Mortgagor agrees to use such rents, receipts, issues, profits and other income in payment of the Obligations and in payment of taxes, assessments, sewer and water rents, and carrying charges coming due against the Mortgaged Property. Even prior to the occurrence of an Event of Default, Mortgagor will not, without the written consent of the Lender, receive or collect rent or other amounts from any tenant of the Mortgaged Property or any part thereof for a period of more than one month in advance.

    15. Modification of Mortgage. Lender may, at any time and from time to time: renew or extend this Mortgage; waive any of the terms, covenants or conditions hereof, of the Note, or of the Financing Agreements; in whole or in part; release any portion of the Mortgaged Property or any other security; release, substitute or add any other party liable hereunder or under the Note, or the Financing Agreements, and grant such extensions and indulgences in relation to the Obligations secured hereby as Lender may determine, all without the consent of Mortgagor and without any obligation to give notice of any kind thereto to Mortgagor or others and without, in any manner, affecting the liabilities and obligations of Mortgagor on the Obligations, and the priority of the lien hereof on all or any part of the Mortgaged Property.

    16. No Transfer. Without the prior written consent of Lender, Mortgagor will abstain from and will not cause or permit, to the extent it may do so, any transfer of legal or equitable title to, beneficial interest in, or any estate or interest in the Mortgaged Property or any part thereof, or of other interests in the Mortgaged Property, voluntarily or by operation of law (other than by death or by execution or foreclosure under this Mortgage or by exercise of the power of eminent domain), whether by sale, exchange, lease, conveyance, merger, consolidation or the granting of any lien or security interest or otherwise, or any agreement to do any of the foregoing. In the event that an attempt to do or consent to any of the foregoing with respect to all or any portion of the Mortgaged Property occurs, the Obligations shall immediately become due and payable.

    17. Lender's Right to Remedy Defaults. Mortgagor shall pay or cause to be paid, from time to time as and when the same shall become due, all claims and demands of any persons or entities which, if unpaid, might result in or permit the creation of a lien on the Mortgaged Property or any part thereof, and shall do or cause to be done any and all things which may be necessary so that the lien of this Mortgage shall be fully preserved and so that there shall not be created, permitted or suffered to exist any lien, encumbrance or charge affecting the Mortgaged Property other than those approved in writing by Lender, all at the sole cost of Mortgagor. If Mortgagor should fail to pay real estate or other taxes, assessments, water and sewer rents, charges and claims, sums due under any prior lien, or insurance premiums, or fail to make necessary repairs, or permit waste, or fail to cure any default under any prior lien, Lender, at its election, on such notice to Mortgagor as may be reasonable under then-extent circumstances, shall have the right but not the obligation to make any payment or expenditure and to take any act, which Mortgagor should have made or taken, or which Lender deems necessary or advisable to protect the security of this Mortgage and the Mortgaged Property, without prejudice to any of Lender's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by

Lender pursuant to this Mortgage shall be due immediately from Mortgagor to Lender, shall be added to the Obligations secured hereby and the lien therefor shall relate back to the date of this Mortgage, and shall bear interest at a rate which shall be twelve percent (12 percent) per annum from the date of payment by Lender until the date of repayment. Mortgagor shall be given fifteen (15) days notice that said default rate is in effect and shall thereafter have the right to cure promptly the default.

    18.  Environmental Representations Warranties and Covenants.

         (a)  Compliance with Law.

                   (i) To the best of Mortgagor's knowledge (after due inquiry and investigation), Mortgagor represents and warrants that there is no activity at the Premises which has been conducted by Mortgagor or any predecessor-in-interest to Mortgagor, or is being conducted, except in compliance with (or which has been remediated in accordance with) all statutes, ordinances, regulations, orders and requirements of common law concerning (A) those activities, (B) repairs or construction of any improvements, (C) handling of any materials, (D) discharges to the air, soil, surface water or ground water and (E) storage, treatment or disposal of any waste at or connected with any activity at the Premises ("Environmental Statutes").

                   (ii) Mortgagor shall cause all activities at the Premises to be conducted in compliance with all Environmental Statutes. Mortgagor shall cause all permits, licenses or approvals to be obtained, and shall cause all notifications to be made, as required by Environmental Statutes. Mortgagor shall, at all times, cause compliance with the terms and conditions of any such approvals or notifications.

                   (iii) Mortgagor shall, upon receipt thereof, provide to Lender copies of:

                             (A) applications or other materials submitted to any governmental agency in compliance with Environmental Statutes;

                             (B) any notifications submitted to any person pursuant to Environmental Statutes;

                             (C) any permit, license, approval, amendment or modification thereto granted pursuant to Environmental Statutes;

                             (D)  any record or manifest required to be
         maintained pursuant to Environmental Statutes; and

                             (E) any correspondence, notice of violation, summons, order, complaint or other document received by Mortgagor, its lessees, sublessees or assigns, pertaining to compliance with any Environmental Statutes.

         (b)  Site Contamination.

                   (i) To the best of Mortgagor's knowledge (after due inquiry and investigation), except as disclosed in writing to Lender concurrently herewith, Mortgagor represents and warrants the absence of contamination on or in the Mortgaged Property. Mortgagor shall not permit contamination of Mortgaged Property by hazardous substances. Mortgagor shall, at all times cause hazardous substances to be handled on the Premises in a manner which will not cause an undue risk of contamination of the Mortgaged Property.

                   (ii) For purposes of this section, the term "contamination" shall mean the uncontained presence of hazardous substances at the Premises, or arising from the Premises, which may require remediation under any applicable law.

                   (iii) For purposes of this section, "hazardous substances" shall mean "hazardous substances" as defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Sections 9601-9657, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 State. 1613 (Oct. 17,
1986), "regulated substances" within the meaning of subtitle I of the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6991-6991i, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986).

         (c)  Other Hazardous or Toxic Materials.

              To the best of Mortgagor's knowledge (after due inquiry and investigation), Mortgagor represents and warrants that there are no:

                   (i) polychlorinated biphenyls or substances containing polychlorinated biphenyls present on or in the Premises in concentrations in excess of legal limits;

                   (ii) asbestos or materials containing asbestos present on or in the Premises; or

                   (iii) urea formaldehyde foam insulation on or in the Premises.

         (d)  Environmentally Sensitive Areas.

              To the best of Mortgagor's knowledge (after due inquiry and investigation), Mortgagor represents and warrants that no portion of the Premises constitutes any of the following "Environmentally Sensitive Areas":

                   (i) a wetland or other "water of the United States" for purposes of Section 404 of the federal Clean Water Act, 33 U.S.C. Section 1344, or any similar area regulated under any state law;

                   (ii) a portion of the coastal zone for purposes of the federal Coastal Zone Management Act, 16 U.S.C. Sections 1451-1464; or

                   (iii) any other area, development of which is specifically restricted under applicable law by reason of its physical characteristics or prior use.

         (e)  Radon.

                   (i) To the best of Mortgagor's knowledge (after due inquiry and investigation), Mortgagor represents and warrants that there is no investigation of the Premises being conducted for the presence of radon gas or the presence of the radioactive decay products of radon.

                   (ii) Mortgagor shall cause all construction of new structures on the Premises to use design features which safeguard against or mitigate the accumulation of radon or radon-products in concentrations exceeding an acceptable level in any such new structure. At the earliest feasible time during or after construction of any new structure on the Premises, Mortgagor shall commission an investigation of such new structure for the presence of radon or radon-products and shall provide a report of such investigation to Lender.

                   (iii) For purposes of this paragraph, "acceptable level" shall mean the lowest applicable maximum concentration established by any governmental agency with jurisdiction over the Premises. In the absence of a legally binding maximum concentration, the "acceptable level" shall be an air concentration of 4 picocuries/liter.

         (f)   Tanks.

                   (i) To the best of Mortgagor's knowledge (after due inquiry and investigation), Mortgagor represents and warrants that there are no tanks presently or formerly used for the storage of any liquid or gas above or below ground present on the Premises except as disclosed in writing to the Lender.

                   (ii) Mortgagor shall neither install nor permit to be installed any temporary or permanent tanks for the storage of any liquid or gas above or below ground except as in compliance with the other provisions of this section and after obtaining written permission to do so from Lender.

    19.  Environmental Investigations.

         (a) Lender may at any time and from time to time, at its discretion, commission investigations at Mortgagor's expense of (i) compliance at the Premises with Environmental Statutes, (ii) the presence of hazardous substances or contamination in the Mortgaged Property, (iii) the presence in the Mortgaged Property of materials which are the subject of Paragraph 18(c), (iv) the presence at the Premises of Environmentally Sensitive Areas which are the subject of Paragraph 18(d), (v) the presence at the Premises of radon-products, or (vi) the presence on the Premises of tanks which are the subject of Paragraph 18(f).

         (b)  In connection with any investigation pursuant to Subparagraph
(a) of this Paragraph 19, Mortgagor, its lessees, sublessees and assigns, shall comply with any reasonable request for information made by Lender or its agents in connection with any such investigation. Mortgagor represents and warrants that any response to any such request for information will be full and complete.

         (c) Mortgagor will assist Lender and its agents in obtaining any records pertaining to the Mortgaged Property or to Mortgagor and the lessees, sublessees or assigns of Mortgagor in connection with an investigation pursuant to Subparagraph (a) of this Paragraph 19.

         (d) Mortgagor will accord Lender and its agents access to all areas of the Mortgaged Property at reasonable times and in reasonable manners in connection with any investigation pursuant to Subparagraph (a) of this Paragraph 19.

         (e) No investigation commissioned pursuant to this paragraph shall have any effect upon the representations or warranties made by Mortgagor to Lender in this Mortgage.

    20. Indemnification. Mortgagor hereby agrees to indemnify and to hold harmless Lender of, from and against any and all expenses, loss or liability suffered by Lender by reason of Mortgagor's breach of any of the provisions of this Mortgage including, without limitation:

         (a) Any and all expenses that Lender may incur in complying with any Environmental Statutes;

         (b) Any and all costs that Lender may incur in studying or remedying any contamination of the Mortgaged Property;

         (c) Any and all fines, penalties or other sanctions (including a voiding of any transfer of the Mortgaged Property) resulting from the failure of Mortgagor to have complied with Environmental Statutes; and

         (d) Any and all legal and professional fees and costs incurred by Lender in connection with the foregoing. This indemnification shall survive payment of the Note and shall be in addition to, and not in limitation of, that certain Hazardous Materials Indemnification Agreement of even date from the Mortgagor to the Lender.

    21. Events of Default. Any one or more of the following events shall constitute an Event of Default hereunder:

         (a) Failure of Mortgagor to make, within ten (10) days of the date when due, any payment of principal interest or premium under the Note or failure by the Mortgagor to pay within fifteen (15) business days of the date due or demanded, any other sum in accordance with the terms of the Note or the other Financing Agreements;

         (b) Mortgagor's nonperformance of or noncompliance in any material respect with any other agreements, conditions, covenants, provisions or stipulations contained in the Note or the Financing Agreements, not cured after any applicable notices and within applicable grace periods, if any, or Mortgagor's nonperformance or noncompliance with any of the agreements, conditions, covenants, provisions or stipulations contained in this Mortgage or any other agreement between Mortgagor and Lender not cured within fifteen
(15) days after the earlier of the date Mortgagor should have notified Lender thereof as set forth hereunder or Lender's written notice thereof;

         (c) Any signature, statement, representation or warranty made in the Note, the Financing Agreements or this Mortgage, or in any financial statement, certificate, application, request or other document furnished to Lender by Mortgagor at any time prior to, now or hereafter, is not true and correct in any material respect when made or delivered;

         (d) The occurrence of any Event of Default under any of the Financing Agreements; or

         (e) The transfer or sale (except in the ordinary course of business) of any part of the Mortgaged Property or any interest therein, including, without limitation, the acts of transfer described in Paragraph 16 above, without the Lender's prior written consent.

    22.  Remedies of Lender.

         (a) Upon the happening of any Event of Default, the entire unpaid balance of the Obligations, including interest as has accrued thereon, and all other sums secured by this Mortgage shall become immediately due and payable, at the option of Lender, without notice to or demand upon Mortgagor or any other person.

         (b) When the Obligations shall become due and payable, either because of maturity or because of acceleration upon the occurrence of any Event of Default, or otherwise, then forthwith in addition to all other rights or remedies available under the Financing Agreements, at law or in equity:

                   (i) Foreclosure. Lender may institute an action to foreclose upon this Mortgage by issuance of a complaint, or may take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment, execution and sale for the collection of the entire unpaid balance of the Obligations, with interest thereon at the then applicable rate stipulated in the Note to the date of default, and thereafter until payment in full is received by Lender at a rate which shall be twelve percent (12%) per annum, which Obligations shall include all other sums due from Mortgagor to Lender in accordance with the provisions of the Note, the Financing Agreements and this Mortgage, including all sums which may have been advanced by Lender to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Lender for taxes, water or sewer rents, charges or claims, payments on prior liens, insurance or repairs to the Premises, all costs of suit, and together with Lender's reasonable attorney's collection fee; and

                   (ii) Possession. Lender may peaceably and quietly enter upon, have, hold, use, occupy, possess, rent and otherwise enjoy the Mortgaged Property, with or without legal action and by force if necessary; collect therefrom all rents, issues and profits thereof (which term shall also include sums payable for use and occupation (of other than Mortgagor) and whether or not Lender takes possession of the Mortgaged Property) and, after deducting all costs of collection and administration, apply the net rentals, issues and profits to any or all of the following in such order and amounts as Lender, in Lender's sole discretion, may elect: the payment of any sums due under any prior lien(s), taxes, water and sewer rents, charges, collection fees and expenses, and to the maintenance, repair or restoration of the Mortgaged Property; and on account of and in reduction of the Obligations hereby secured. Lender shall be liable to account only for rents, profits, royalties and other amounts actually received by Lender. In and for that purpose Mortgagor hereby assigns to Lender all rentals, profits, royalties and other amounts receivable due and to become due under any lease or leases, or license or licenses, or rights to use and occupy the Mortgaged Property now existing or hereafter created, as well as all rights and remedies provided in such lease or leases or license or licenses or at law or in equity for the collection of rentals and royalties. Lender shall have the absolute right to the appointment of a receiver for the rents, issues and profits of the Mortgaged Property with power to take possession of the Mortgaged Property including possession from the Mortgagor, if in possession of and occupying any portion of the Mortgaged Property, and power to lease and repair the Mortgaged Property and such other power as may be deemed necessary, without any consideration of and for the value of the Mortgaged Property, or its depreciation in value from any cause whatsoever, or the solvency of Mortgagor or of any person or persons liable for on the payment of the Note or other sums due hereunder or thereunder or any default under the terms of the Note, the Financing Agreements or this Mortgage.

         (c) Lender shall have the right, at any time and from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as the same shall become due, without regard to whether or not any other sums secured by this Mortgage shall then be due, and without prejudice to the right of Lender thereafter to bring an action to foreclose on this Mortgage, or any other action for any other default by Mortgagor existing at the time the earlier action was commenced.

         (d) Upon the occurrence of an Event of Default (or, in the case of an emergency threatening the Mortgaged Property or Lender's rights therein, the occurrence of an event which if uncured will constitute an Event of Default with the passage of time), Lender may (but is not obligated to) pay any sum or perform any other obligation for the account of Mortgagor which Mortgagor has failed to pay or perform, and sums so spent by Lender shall be added to the principal sum secured by this Mortgage and be repayable by Mortgagor on demand, and shall bear interest from the date of advance by Lender at a rate which shall be twelve percent (12 percent) per annum until paid.

         (e) Any real estate sold hereunder or under the Financing Agreements or other judicial proceedings may be sold in one parcel as an entity or in such parcels and in such order and manner as Lender, in its sole discretion may elect.

         (f) All deposits held in connection with the rental, lease, license or use of space or other facilities on the Mortgaged Property at the time of the occurrence of such Event of Default, all interest of Mortgagor in all premiums for, or dividends upon, any insurance for the Mortgaged Property, and all refunds or rebates of taxes and assessments upon the Mortgaged Property, are hereby assigned to Lender as further security for the payment of the Obligations during the continuance of any such Event of Default.

    This Mortgage is upon the STATUTORY CONDITION, for any breach of which constituting an Event of Default the Lender shall have the STATUTORY POWER OF SALE, and any other remedies provided by applicable law including, without limitation, the right to pursue a judicial sale of all right, title and interest of the Mortgagor in the Mortgaged Property or any portion thereof by deed, assignment, or otherwise. The Mortgagor agrees and acknowledges that the acceptance by the Lender of any payments from the Mortgagor after the occurrence of any Event of Default, the exercise by Lender of any remedies set forth in this Paragraph 22, or the commencement of foreclosure proceedings against the Mortgaged Property shall not waive the Lender's right to foreclose or operate as a bar or estoppel to the exercise of any other rights or remedies of the Lender provided for in this Mortgage.

    23. Writ of Ejectment. In the event of the occurrence of an Event of Default, and Lender's Commencement of foreclosure proceedings under this Agreement, Mortgagor hereby authorizes and empowers the Clerk of Court or any attorney of any court of record in the Commonwealth of Massachusetts or elsewhere, as attorney for the Mortgagor and all persons claiming under or through the Mortgagor to sign an agreement for entering in any competent court an amicable action in ejectment for possession of the Mortgaged Property which is the subject of this Mortgage and to appear for and confess judgment against the Mortgagor, and against all persons claiming under or through the Mortgagor, for the recovery by the Lender of possession of the same, without any stay of execution, for which this Mortgage or a copy thereof verified by affidavit, shall be sufficient warrant; and thereupon a writ of possession may be issued forthwith, without any prior writ or proceeding whatsoever. The Mortgagor hereby releases the Lender from all errors and defects whatsoever in entering such action and judgment and in causing such writ or writs to be issued and hereby agrees that no writ or error, appeal, petition to open strike-off judgment, or other objection shall be filed or made with respect thereto. If, for any reason after such action has been commenced, the same shall be discontinued or possession of the Mortgaged Property which is the subject of this Mortgage shall remain in or be restored to the Mortgagor, the Lender shall have the right for the same default or any subsequent default to bring one or more further amicable actions as above provided to recover possession of the Mortgaged Property which is the subject of this Mortgage. The Lender may bring such amicable action in ejectment before or after the institution of foreclosure proceedings upon this Mortgage, or after judgment thereon, or after sale of the Mortgaged Property which is the subject of this Mortgage by the Sheriff.

    24.  Rights and Remedies Cumulative.

         (a) The rights and remedies of Lender as provided in this Mortgage, in the Note, and in the Financing Agreements shall be cumulative and concurrent; may be pursued separately, successively or together against Mortgagor, against the Mortgaged Property, or any other person liable hereunder or thereunder, at the sole discretion of Lender; and may be exercised as often as occasion thereof shall arise. The failure by Lender to exercise any such right or remedy on one or more occasions shall in no event be construed as a waiver or release thereof.

         (b) Any failure by Lender to insist upon strict performance by Mortgagor of any of the terms and provisions of this Mortgage, the Note or the other Financing Agreements shall not be deemed to be a waiver of any of the terms or provisions of this Mortgage, the Note or the other Financing Agreements, and Lender shall have the right thereafter to insist upon strict performance by Mortgagor of any and all of them.

         (c) Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the Obligations shall be relieved of such obligation by reason of the failure of Lender to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or to otherwise enforce any provision of the Mortgage, the Note, or the Financing Agreements, or by reason of the release, regardless of consideration, of all or any part of the security held for the Obligations secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Lender extending the time of payment or modifying the terms of the Mortgage, the Note or the Financing Agreements without first having obtained the consent of Mortgagor or such other person; and in the latter event Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Lender.

         (d) Lender may release, regardless of consideration, any part of the security held for the Obligations without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or its priority over any subordinate lien.

         (e) For payment of the Obligations Lender may resort to any other security therefor held by Lender in such order and manner as Lender may elect.

         (f) The receipt by Lender of any sums from Mortgagor after the date on which Lender, by reason of default and the expiration of all applicable notice and grace periods, elects to accelerate the Obligations secured hereby under the Note, or the Financing Agreements, shall not constitute a cure or waiver of such default or a reinstatement of the Note or Mortgage unless Lender expressly agrees, by written notice to Mortgagor, that such payment shall be accepted as a cure or waiver of the default.

    25.  Mortgagor's Waivers.  Mortgagor hereby waives and releases:

         (a) All benefits that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and

         (b) Unless specifically required herein or in the Financing Agreements or by law, all notices of Mortgagor's default or of Lender's election to exercise, or Lender's actual exercise of any option under the Note or this Mortgage.

    26. Counsel Fees. If Lender becomes a party to any suit or proceeding (including, without limitation, appellate and bankruptcy or other insolvency proceedings) affecting the Mortgaged Property, title thereto, the lien created by this Mortgage, or Lender's interest therein, or if Lender engages counsel to collect any of the Obligations or to enforce performance of the agreements, conditions, warranties, covenants, provisions or stipulations of this Mortgage, the Note or the Financing Agreements, Lender's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be paid to Lender by Mortgagor, on demand, with interest at the then effective rate set forth in the Note, and until paid shall be deemed to be part of the Obligations set forth in the Note and secured by this Mortgage.

    27. Future Advances. Without limiting any other provisions of this Mortgage, this Mortgage secures present and future loans, advances and extensions of credit made by Lender to or for the benefit of Mortgagor and the lien of such future advances shall relate back to the date of this Mortgage. This Mortgage shall also secure additional loans hereafter made by Lender to Mortgagor. Nothing contained herein shall impose any obligation on the part of Lender to make any such additional loans, advances and extensions of credit to or for the benefit of Mortgagor.

    28. Communications. Any notice, request, demand, statement or consent desired or required to be given hereunder shall be in writing and shall be delivered by hand, sent by certified mail, return receipt requested, sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, or sent by facsimile transmission, to the Mortgagor or Lender at its respective address set forth below (or to such other address as either party may elect, provided that notice of such address change has been sent to the other party hereto pursuant to the terms hereof), and shall be deemed given (i) when actually delivered, if delivered by hand, (ii) upon receipt, if sent by certified mail, (iii) the next business day after being placed in the possession of an overnight delivery service, if sent by an overnight delivery service or (iv) if sent by facsimile transmission, when electronic indication of receipt is received. Notices shall be addressed, in the case of the Mortgagor to such party at:

    GTC Mason Laboratories, Inc.
    57 Union Street
    Worcester, MA  01608
    Attn: Controller

    with a copy to:

    John B. Green, Jr., CPA
    Genzyme Transgenics Corporation
    5 Mountain Road
    Framingham, MA  01701
and in the case of the Lender, to it at:

    Emerging Technology Fund of the Government
    Land Bank d/b/a MassDevelopment
    75 Federal Street
    Boston, MA  02110
    Attn:  Portfolio Manager

    with a copy to:

    Managing Partner
    Hutchins, Wheeler and Dittmar
    101 Federal Street
    Boston, MA  02110

    29. Covenant Running with the Land. Any act or agreement to be done or performed by Mortgagor shall be construed as covenant running with the land.

    30. Entire Agreement. This Mortgage and the exhibit and documents delivered pursuant hereto and in connection herewith constitute the entire understanding of the parties to this Mortgage with respect to its subject matter, and supersede and replace all other prior or contemporaneous agreements. Mortgagor acknowledges that there are no understandings or agreements with respect to the matters set forth herein and the financing agreements that are not specifically set forth in this Mortgage and such exhibits are documents. If any provision of this Mortgage shall be held to be invalid, illegal or unenforceable, such provisions shall nevertheless remain valid, legal and enforceable in all other respects to the extent permissible; and any such invalidity, illegality or unenforceability shall not affect any other provisions of this Mortgage, but this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained in this Mortgage,

    31. Binding Effect - Amendment. This Mortgage is binding upon and inures to the benefit of Mortgagor and Lender and their respective successors and assigns. This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change or amendment is sought.

    32. Applicable Law. Notwithstanding the state and/or federal law which may apply to the rights and obligations of the parties to the Note and other Financing Agreements, this Mortgage shall be governed by and construed according to the laws of The Commonwealth of Massachusetts.

    33. Jurisdiction. The Mortgagor hereby consents and irrevocably submits to the non-exclusive jurisdiction of any state or federal court located in any county in The Commonwealth of Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of or in connection with this Agreement and hereby expressly waives any and all objections to the venue in any such courts.

    34. Waiver of Jury Trial. THE MORTGAGOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EITHER PARTY MAY HAVE OR HEREAFTER HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE. The Mortgagor hereby certifies that neither the Lender, nor any of the Lender's representatives, agents or counsel has represented, expressly or otherwise, that the Lender would not, in the event of any such suit, action or proceeding, seek to enforce this waiver of right to trial by jury. The Mortgagor acknowledges that the Lender has been induced by this waiver (among other things) to enter into the loan transaction evidenced in part by this Mortgage.

    35. Captions. The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience or reference and shall not constitute a part of the Mortgage, nor shall they in any way affect its meaning construction or effect.

    IN WITNESS WHEREOF, Mortgagor has executed and delivered this instrument the day and year first above written. This instrument is intended to constitute an instrument under seal.

WITNESS:                                    GTC MASON LABORATORIES, INC.
                                            a Massachusetts Corporation



   /s/ Peter J. Dawson                      By:   John B. Green, Jr.
-------------------------------                --------------------------
       Peter J. Dawson                      Name:  John B. Green, Jr.
                                            Its:  Vice President and Treasurer

                            COMMONWEALTH OF MASSACHUSETTS

Worcester County, ss                                June 26, 1997

    Then personally appeared the above-named John B. Green, Jr., V.P. and Treasurer of GTC Mason Laboratories, Inc. and acknowledged the foregoing instrument to be his free act and deed, before me,

                                    /s/ Todd Rodman
                                  ---------------------------------
                                  Notary Public:  Todd Rodman
                                  My Commission Expires:  7/27/01

                                      EXHIBIT A



PARCEL I

The land in Worcester, Massachusetts with the buildings thereon, and all the privileges and appurtenances thereto belonging, bounded and described as follows:

BEGINNING at the intersection of the easterly line of Union Street and the southerly line of Market Street;

THENCE S. 75-Registered Trademark- 46' E., by said Market Street, one hundred forty-three and 6/10 (143.6) feet to land now or formerly of Worcester & Nashua Railroad Corporation;

THENCE S. 10-Registered Trademark- 58' E., by said Railroad Corporation land sixty-seven and 8/10 (67.8) feet to land now or formerly of the Geo. C. Whitney Company;

THENCE N. 80-Registered Trademark- 21' W., by said Geo C. Whitney Company land one hundred fifty and 38/100 (150.38) feet to the easterly line of Union Street;

THENCE N. 2-Registered Trademark- 51 ' W., by said Union Street, seventy-six and 83/100 (76.83) feet to the point of beginning.

Included in the foregoing description and hereby conveying that portion of the premises registered in land Court Case No. 181 and shown on certificate of title registered in Book 23, Page 4472, No. 4472 in Worcester Registry District of Worcester County, bounded and described as follows:

Northerly by Market Street seven and 4/10 (7.4) feet;

Easterly by land formerly of Arthur M. Taft, now or formerly of George L. Brownell, sixty-six and 42/100 (66.42) feet;

Southerly by land formerly of George S. Paine, now or formerly of the Geo. C. Whitney co. six and 35/100 (6.35) feet;

Westerly by land formerly of Rose H. Mahan et al, now or formerly of said George
L. Brownell, thirty-one and 31/100 (31.31) feet;

Southerly again by land now or formerly of said Brownell, one and 61/100 (1.61) feet; and

Westerly again by land formerly of Mary E. Erwin et al, now of said George L. Brownell, thirty five and 41/100 (35.41) feet.

All of said boundaries are determined by the Land Court to be located as shown on a subdivision plan drawn by O. Willis Rugg, C.E. dated May,1910, as approved by said Court, and filed with Land Registration Certificate number
232.  Being Lot A on said plan.

Being the same premises conveyed to the Mortgagor by deed dated May 30, 1997 and recorded with the Worcester District Registry of Deeds in Book, Page and registered as Document No. 65140.

Parcel I is conveyed subject to the following:

Party Wall Agreement recorded with the Worcester District Registry of Deeds in Book 1931, Page 21;

Notice of Special Permit recorded with the Worcester District Registry of Deeds in Book 12931, Page 177 and registered as Document No.50859;

Special Permit recorded with the Worcester District Registry of Deeds in Book 13378, Page 126;

Reservation, easements, covenants, agreements, restrictions, provisions and limitations recorded with the Worcester District Registry of Deeds in Book 10094, Page 27 and registered as Document No.50858;

Rights, reservations and restrictions as referred to in a deed recorded with the Worcester District Registry of Deeds in Book 3467? Page 334;

Notice of Special Permit recorded with the Worcester District Registry of Deeds in Book 18126, Page 206 and registered as Document No.

PARCEL II

A parcel of land situated on the northerly side of Market Street in Worcester, Massachusetts and shown as Parcel No.21A on a plan entitled "Worcester Redevelopment Authority, City of Worcester, Massachusetts, East Central Urban Renewal Area, Disposition Parcels No. 21 A and 21B", dated August, 1976, prepared by Fay, Spofford and Thorndike, Inc., Engineers, Boston, Massachusetts, recorded in Worcester District Registry of Deeds, Plan Book 437, Plan 22, and bounded and described as follows:

BEGINNING at a point being the intersection of the westerly line of Summer Street and the northerly line of Market Street;

THENCE North 82-Registered Trademark- 24' 40" West, by the northerly line of Market Street, sixty-two and 94/100 (62.94) feet to a point;

THENCE North 16-Registered Trademark- 55' 15" West, by land now or formerly of Massachusetts Electric Company, one hundred ten and 24/100 (110.24) feet to a point;

THENCE South 74-Registered Trademark- 44' 28" East, by land now or formerly of Worcester Redevelopment Authority (Parcel No. 21B), forty-seven and 78/100 (47.78) feet to a point;

THENCE South 28-Registered Trademark- 29' 58" East, by land now or formerly of Worcester Redevelopment Authority (Parcel No. 21B), one hundred four and 04/100 (104.04) feet to a point;

THENCE South 07-Registered Trademark- 22' 57" West, by the westerly line of Summer Street, nine and 85/100 (9.85) feet to the point of beginning.

Containing about 5,485 square feet as shown on said Plan.

Being the same premises conveyed to the Mortgagor by deed dated May 30,1997 and recorded with the Worcester District Registry of Deeds in Book _____, Page
________.

Parcel II is conveyed subject to the following:

Notice of Special Permit recorded with the Worcester District Registry of Deeds in Book 12931, Page 177 and registered as Document No.50859;

Special Permit recorded with the Worcester District Registry of Deeds in Book 13378, Page 126;

Reservation, easements, covenants, agreements, restrictions, provisions and limitations recorded with the Worcester District Registry of Deeds in Book 10094, Page 27 and registered as Document No. 50858;

Notice of Special Permit recorded with the Worcester District Registry of Deeds in Book 18126, Page 206 and registered as Document No.

                                   EXHIBIT B


                                     LEASES


                                      None